[GRAPHIC OMITTED]

                              WARBURG PINCUS FUNDS
                     PART OF CREDIT SUISSE ASSET MANAGEMENT

                                     ANNUAL
                                     REPORT
                                DECEMBER 31, 2000


            WARBURG PINCUS TRUST II

                  (BULLET)  FIXED INCOME PORTFOLIO

Warburg Pincus Trust II (the "Trust") Shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

More complete information about the Trust, including charges and expenses, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Warburg Pincus, P.O. Box 9030, Boston, MA 02205-9030.

Credit Suisse Asset Management Securities, Inc., Distributor to the Trust is located at 466 Lexington Avenue, New York, NY 10017-3147. The Trust is advised by Credit Suisse Asset Management, LLC.

FROM TIME TO TIME, THE PORTFOLIO'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS ARE HISTORICAL AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE PORTFOLIO'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER, AND PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF DECEMBER 31, 2000 THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

PORTFOLIO SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE. PORTFOLIO INVESTMENTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF YOUR INVESTMENT.

PORTFOLIO SHARES ARE NO LONGER OFFERED TO NEW INVESTORS.

WARBURG  PINCUS TRUST II--FIXED INCOME PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                February 5, 2001

Dear Shareholder:

   For the 12 months ended December 31, 2000 Warburg Pincus Trust II--Fixed Income Portfolio had a gain of 9.97%, vs. a gain of 11.85% for the Lehman Brothers Intermediate Government/Corporation Bond Index.

   The period was a positive one for the U.S. bond market. While bonds struggled early on, sentiment became more favorable on the perception that the Federal Reserve was winding down its campaign to raise interest rates (in fact, the Fed last raised rates in May of this year, and actually lowered rates in January
2001). In short, the economy appeared to be slowing, and inflation remained subdued. Bonds also benefited from volatility in the stock market and worries over corporate profits late in the period, two factors that raised demand for liquidity and safety.

   By sector, high-quality securities such as Treasury bonds had the best results. High-quality corporate and mortgage-backed bonds also had positive total returns, although high-yield (non-investment-grade) corporate bonds were lackluster, hampered by the increasingly clouded profit outlook.

   The Portfolio's relative return was hindered by its underweighting in Treasury bonds, as these securities outpaced the mortgage-backed and corporate bonds that we continued to favor. That notwithstanding, we believe that the Portfolio's non-Treasury holdings offer attractive yield differentials over Treasuries and, with regard to corporate bonds, have good potential for credit upgrades.

   We made no dramatic shifts in strategy, remaining focused on high-quality bonds while favoring corporate and mortgage-backed securities, as noted. Bonds that were well-represented in the Portfolio included Fannie Mae mortgage-backed issues carrying coupons in the 7% to 8% range. We also maintained exposure to other agency mortgage-backed bonds as well as commercial mortgage-backed securities.

   Looking ahead, we believe that the bond market's fundamentals will remain, overall, healthy. The Federal Reserve appears anxious to keep the economy from slowing dramatically (to the extent that it can), and thus we believe that the interest-rate backdrop should remain supportive, at least over the near-to-intermediate term. As always, we will maintain a relatively conservative portfolio while looking for opportunities to add value on the margin.


Gregg M. Diliberto                          Leland Crabbe
Co-Portfolio Manager                        Co-Portfolio Manager

JoAnn Corkran                               Jose A. Rodriguez
Co-Portfolio Manager                        Co-Portfolio Manager

WARBURG PINCUS TRUST II--FIXED INCOME PORTFOLIO
ANNUAL  INVESTMENT  ADVISER'S  REPORT  (CONT'D) -- DECEMBER  31,  2000
--------------------------------------------------------------------------------

                    GROWTH OF $10,000 INVESTED IN SHARES OF
                 WARBURG PINCUS TRUST II-FIXED INCOME PORTFOLIO
                    SINCE INCEPTION AS OF DECEMBER 31, 2000

   The graph below illustrates the hypothetical investment of $10,000 in shares of Warburg Pincus Trust II-Fixed Income Portfolio (the "Portfolio") from March 31, 1997 (inception) to December 31, 2000, compared to the Lehman Brothers Intermediate Government/Corporation Bond Index ("LIGC")* for the same time period. Past performance does not predict future results.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  Portfolio       LIGCC
Mar-97             $10,000       $10,000
Apr-97              10,110        10,118
May-97              10,200        10,202
Jun-97              10,330        10,295
Jul-97              10,629        10,504
Aug-97              10,529        10,451
Sep-97              10,649        10,573
Oct-97              10,770        10,690
Nov-97              10,790        10,714
Dec-97              10,896        10,799
Jan-98              11,070        10,941
Feb-98              11,027        10,933
Mar-98              11,049        10,968
Apr-98              11,093        11,023
May-98              11,170        11,103
Jun-98              11,257        11,174
Jul-98              11,257        11,214
Aug-98              11,475        11,390
Sep-98              11,770        11,676
Oct-98              11,748        11,665
Nov-98              11,737        11,664
Dec-98              11,776        11,711
Jan-99              11,844        11,775
Feb-99              11,696        11,602
Mar-99              11,776        11,689
Apr-99              11,832        11,725
May-99              11,719        11,635
Jun-99              11,707        11,643
Jul-99              11,695        11,633
Aug-99              11,672        11,642
Sep-99              11,775        11,750
Oct-99              11,797        11,781
Nov-99              11,831        11,795
Dec-99              11,806        11,757
Jan-00              11,759        11,714
Feb-00              11,853        11,810
Mar-00              12,007        11,934
Apr-00              11,971        11,906
May-00              11,959        11,925
Jun-00              12,172        12,135
Jul-00              12,243        12,228
Aug-00              12,397        12,372
Sep-00              12,504        12,485
Oct-00              12,527        12,542
Nov-00              12,728        12,712
Dec-00              12,982        12,946

               Average Annual Total Returns for the periods ended
                                    12/31/00

                                                 Since Inception
              1 year             3 years            (3/31/97)
               9.97%              6.02%               7.20%

----------
*The Lehman Intermediate  Government/Corporate  Bond Index is an unmanaged index
 (with no defined investment objective) of intermediate-term government and corporate bonds, and is calculated by Lehman Brothers Inc.

WARBURG PINCUS TRUST II--FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 2000
--------------------------------------------------------------------------------

                                                                                 RATINGS 1
    PAR                                                                         MOODY'S/S&P)     MATURITY     RATE%       VALUE
    ---                                                                         ------------     --------     -----       -----
CORPORATE BONDS (17.8%)
  $ 15,000  ABN-AMRO Bank of New York, Series B, Subordinate Deposit Notes
              (Callable 08/01/04 @ $100.00)                                       (Aa3, NR)       08/01/09     8.250  $   15,884
    30,000  ConAgra Food, Inc. (Putable 08/01/09 @ $100.00)                      (Baa1, BBB+)     08/01/27     6.700      29,938
    40,000  Countrywide Home Loan Co., Series H                                    (A3, A)        04/15/09     6.250      37,374
    30,000  Dime Bancorp, Inc.                                                   (Ba1, BBB-)      07/25/01     7.000      29,903
    20,000  HMH Properties, Inc., Series B (Callable 02/21/01 @ $103.56)           (NR, NR)       05/15/05     9.500      19,400
    40,000  Ingersoll-Rand Co., Series B (Putable 11/19/03 @ $100.00)              (A3, A-)       11/19/27     6.230      40,208
     5,000  Potomac Electric Power Co. (Callable 05/15/02 @ $103.21)               (A1, A)        05/15/27     8.500       5,190
     5,000  Riggs Capital Trust II, Series C (Callable 03/15/07 @ $104.44)        (Ba2, B+)       03/15/27     8.875       3,412
    45,000  Safeway, Inc. (Callable @ Make Whole + 12.5 BP)                      (Baa2, BBB)      09/15/04     7.250      46,230
    50,000  Union Electric Co. (Callable 12/01/01 @ $104.38)                      (Aa3, A+)       12/01/21     8.750      52,731
                                                                                                                      ----------
TOTAL CORPORATE BONDS (Cost $284,580)                                                                                    280,270
                                                                                                                      ----------
MORTGAGE-BACKED SECURITIES (66.9%)
    25,000  Asset Securitization Corp., Series 1996-D2, Class A2                   (NR, AA)       02/14/29     7.349 2    25,931
   100,000  California Infrastructure PG & E, Series 1997-1, Class A7             (Aaa, AAA)      09/25/08     6.420     100,914
    70,000  Commonwealth Edison Transitional Funding Trust, Series 1998-1,
              Class A6                                                            (Aaa, AAA)      06/25/09     5.630      68,343
   124,514  Fannie Mae                                                            (Aaa, AAA)      11/01/29     7.000     124,708
   115,159  Fannie Mae                                                            (Aaa, AAA)      03/01/28     8.000     117,894
    60,000  Fannie Mae                                                            (Aaa, AAA)      01/01/31     7.000      60,056
   100,000  Fannie Mae, Series 1993-50, Class PU                                  (Aaa, AAA)      09/25/20     5.000      97,404
    20,000  Fannie Mae, Series 1997-51, Class KB Guaranteed REMIC Trust           (Aaa, AAA)      03/20/08     7.000      20,172
    25,000  Fannie Mae, Series 1998-M4, Class B                                   (Aaa, AAA)      12/25/23     6.424      25,183
    39,861  Ginnie Mae                                                            (Aaa, AAA)      10/15/28     6.500      39,462
   150,000  GMAC Commercial Mortgage Securities, Inc., Series 1997-C2, Class A3   (Aaa, NR)       11/15/07     6.566     150,741
    90,000  MBNA Master Credit Card Trust, Series 1998-J, Class A                 (Aaa, AAA)      02/15/06     5.250      88,880
     9,647  Nomura Asset Securities Corp., Series 1994-4B, Class 4A               (Aaa, AAA)      09/25/24     8.300       9,729
   120,000  Standard Credit Card Master Trust Series, 1995-9, Class A             (Aaa, AAA)      10/07/07     6.550     122,773
                                                                                                                      ----------
TOTAL MORTGAGE-BACKED SECURITIES (Cost $1,047,558)                                                                     1,052,190
                                                                                                                      ----------
U.S. TREASURY OBLIGATIONS (16.4%)
    80,000  U.S. Treasury Inflation Protected Notes                               (Aaa, AAA)      07/15/02     3.625      87,064
    85,000  U.S. Treasury Notes                                                   (Aaa, AAA)      11/15/04     5.875      87,243
    80,000  U.S. Treasury Notes                                                   (Aaa, AAA)      08/15/10     5.750      83,869
                                                                                                                      ----------
TOTAL U.S. TREASURY OBLIGATIONS (Cost $252,447)                                                                          258,176
                                                                                                                      ----------
 NUMBER OF
    SHARES
 ---------
PREFERRED STOCK (0.3%)
       200  Equity Residential PropertiesTrust, Series D, REIT
              (Callable 07/15/07 @ $25.00) (Cost $5,000)                                                       8.600       4,975
                                                                                                                      ----------
SHORT TERM INVESTMENT (0.9%)
    13,183  RBB Money Market Portfolio (Cost $13,183)                                                                     13,183
                                                                                                                      ----------
TOTAL INVESTMENTS AT VALUE (102.3%) (Cost $1,602,768 3)                                                                1,608,794
LIABILITIES IN EXCESS OF OTHER ASSETS (2.3%)                                                                             (36,520)
                                                                                                                      ----------
NET ASSETS (100.0%)                                                                                                   $1,572,274
                                                                                                                      ==========

                            INVESTMENT ABBREVIATIONS
                    NR = Not Rated
                 REMIC = Real Estate Mortgage Investment Conduit
                  REIT = Real Estate Investment Trust
--------------------------------------------------------------------------------

1 Credit  ratings  given by Moody's  Investors  Services,  Inc. and Standard and
  Poor's Ratings Services are unaudited.
2 On instruments  with variable rates,  the rate shown reflects the current rate as of December 31, 2000.
3 Also cost for federal income tax purposes.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST II--FIXED INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000
--------------------------------------------------------------------------------

ASSETS
    Investments at value (Cost $1,602,768)                       $1,608,794
    Receivable from adviser                                          21,380
    Dividends and interest receivable                                14,607
    Prepaid expenses                                                  7,626
                                                                 ----------
      Total Assets                                                1,652,407
                                                                 ----------
LIABILITIES
    Administrative services fee payable                                 133
    Trustees fee payable                                              1,250
    Payable for investments purchased                                59,737
    Payable for fund shares redeemed                                     52
    Other accrued expenses payable                                   18,961
                                                                 ----------
      Total Liabilities                                              80,133
                                                                 ----------
NET ASSETS
    Capital stock, $0.001 par value                                     162
    Paid-in capital                                               1,621,329
    Accumulated undistributed net investment income                      18
    Accumulated net realized loss from investments                  (55,262)
    Net unrealized appreciation from investments                      6,027
                                                                 ----------
Net Assets                                                       $1,572,274
                                                                 ----------
Shares outstanding                                                  161,947
                                                                 ----------
Net Asset Value, offering price and redemption price per share        $9.71
                                                                      =====

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST II--FIXED INCOME PORTFOLIO
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividends                                                $    412
    Interest                                                  227,424
                                                             --------
      Total investment income                                 227,836
                                                             --------
EXPENSES:
    Investment advisory fees                                   17,491
    Administrative services fees                               10,132
    Printing fees                                              22,056
    Trustees fees                                              15,652
    Custodian/Sub-custodian fees                               13,988
    Legal fees                                                 13,172
    Audit fees                                                 13,149
    Insurance expense                                           1,871
    Organizational costs                                        1,712
    Transfer agent fees                                        (1,087)
    Miscellaneous expenses                                        580
                                                             --------
                                                              108,716
    Less: fees waived, expenses reimbursed and
          transfer agent offsets                              (63,507)
                                                             --------
      Total expenses                                           45,209
                                                             --------
       Net investment income                                  182,627
                                                             --------
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
    Net realized loss from security transactions              (10,748)
    Net change in unrealized appreciation from investments    112,245
                                                             --------
      Net gain from investments                               101,497
                                                             --------
    Net increase in net assets resulting from operations     $284,124
                                                             ========

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST II--FIXED INCOME PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


                                                           FOR THE             FOR THE
                                                          YEAR ENDED          YEAR ENDED
                                                     DECEMBER 31, 2000    DECEMBER 31, 1999
                                                     -----------------    -----------------
FROM OPERATIONS:
  Net investment income                                 $   182,627         $   157,538
  Net realized loss from security transactions              (10,748)            (44,503)
  Net change in unrealized appreciation/(depreciation)
    from investments                                        112,245            (117,185)
                                                        -----------         -----------
  Net increase (decrease) in net assets resulting
    from operations                                         284,124              (4,150)
                                                        -----------         -----------
FROM DIVIDENDS:
  Net investment income                                    (182,624)           (157,946)
                                                        -----------         -----------
      Net decrease in net assets from dividends            (182,624)           (157,946)
                                                        -----------         -----------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                              230,240           6,382,704
  Reinvestment of dividends                                 182,620             157,946
  Net asset value of shares redeemed                     (3,494,450)         (4,653,386)
                                                        -----------         -----------
  Net increase (decrease) in net assets from
    capital share transactions                           (3,081,590)          1,887,264
                                                        -----------         -----------
      Net increase (decrease) in net assets              (2,980,090)          1,725,168

NET ASSETS:
  Beginning of year                                       4,552,364           2,827,196
                                                        -----------         -----------
  End of year                                           $ 1,572,274         $ 4,552,364
                                                        ===========         ===========
UNDISTRIBUTED NET INVESTMENT INCOME                     $        18         $        15
                                                        ===========         ===========


                 See Accompanying Notes to Financial Statements.

FOLIO
WARBURG PINCUS TRUST II--FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                       FOR THE YEAR ENDED DECEMBER 31,
                                                                -----------------------------------------------
                                                                 2000         1999         1998          1997 1
                                                                ------       ------       ------         ------
PER SHARE DATA
  Net asset value, beginning of period                          $ 9.99       $10.32       $ 9.97         $10.00
                                                                ------       ------       ------         ------
INVESTMENT ACTIVITIES:
  Net investment income                                           1.28         0.36         0.24           0.44
  Net gains (losses) from investments
    (both realized and unrealized)                               (0.28)       (0.33)        0.57           0.45
                                                                ------       ------       ------         ------
Total from investment activities                                  1.00         0.03         0.81           0.89
                                                                ------       ------       ------         ------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                           (1.28)       (0.36)       (0.24)         (0.41)
  Dividends in excess of net investment income                       0            0        (0.04)         (0.31)
  Distributions from net realized gains                              0            0        (0.18)         (0.20)
                                                                ------       ------       ------         ------
      Total dividends and distributions                          (1.28)       (0.36)       (0.46)         (0.92)
                                                                ------       ------       ------         ------
NET ASSET VALUE, END OF PERIOD                                   $9.71        $9.99       $10.32         $ 9.97
                                                                ======       ======       ======         ======
Total return                                                      9.97%        0.27%        8.08%          8.96%2

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                        $1,572       $4,552       $2,827          $ 599
    Ratio of expenses to average net assets 3                     1.31%5       1.00%         .99%           .99%4
    Ratio of net investment income to average net assets          5.22%        5.07%        4.69%          5.29%4
    Decrease reflected in above operating expense ratios
      due to waivers/reimbursements                               1.80%        2.07%        4.33%         12.05%4
Portfolio turnover rate                                          33.53%      173.29%      318.95%        138.28%

--------------------------------------------------------------------------------

1 For the period March 31, 1997  (commencement  of operations)  through December
  31, 1997.
2 Non-annualized.
3 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in the reduction to the Portfolio's net expense ratio by .02% for the year ended December 31, 2000 and .01%, .00% and .00% for each of the years or period ended December 31, 1999, 1998 and 1997, respectively. The Portfolio's net operating expense ratio after reflecting these arrangements was 1.29% for the year ended December 31, 2000 and .99% for each of the years or period ended December 31, 1999, 1998 and 1997.
4 Annualized.
5 Effective May 1, 2000 the net expense ratio cap was increased from .99% to 1.50%.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST II
NOTES TO FINANCIAL STATEMENTS
December 31, 2000

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

   Warburg Pincus Trust II (the "Trust"), a Massachusetts Business Trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and currently offers one investment portfolio classified as non-diversified. The Fixed Income Portfolio (the "Portfolio") is a non-diversified investment fund that seeks total return consistent with prudent investment management. Shares of the Portfolio are not available directly to individual investors but may be offered only to certain
(a) life insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance contracts and (b) tax-qualified pension and retirement plans ("Plans"), including participant-directed Plans which elect to make the Portfolio an investment option for Plan participants.

   The net asset value of each Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange. The Portfolio's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and ask prices. In the absence of market quotations, investments are generally valued at fair value as determined by or under the direction of the Trust's Board of Trustees. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost, which approximates market value.

   The books and  records  of the  Portfolio  are  maintained  in U.S.  dollars.
Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolio does not isolate that portion of gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities.

   The Portfolio may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable), and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

   Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

   No provision is made for federal income taxes as it is the Trust's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended ("the Code"), and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   Costs incurred by the Trust in connection with its organization have been deferred and are being amortized over a period of five years from the date the Trust commenced its operations.

WARBURG PINCUS TRUST II
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 2000
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

   Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolio, along with other Funds advised by Credit Suisse Asset Management LLC, ("CSAM"), the Portfolio's investment adviser, may transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities, pledged as collateral for repurchase agreements, are held by the Portfolio's custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At December 31, 2000, the Portfolio had no investments in repurchase agreements.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   The Portfolio has an arrangement with its transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of its transfer agent expense. For the year ended December 31, 2000, the Portfolio received credits or reimbursements of $611, under this arrangement.

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

   Pursuant to Investment Advisory Agreements, CSAM, an indirect, wholly-owned subsidiary of Credit Suisse Group serves as investment adviser for the Portfolio. For its investment advisory services, CSAM receives a fee from the Portfolio at an annual rate of .50% of the Portfolio's average daily net assets. For the year ended December 31, 2000, investment advisory fees earned and voluntarily waived and reimbursements were as follows:

           GROSS                              NET            EXPENSE
        ADVISORY FEE        WAIVER       ADVISORY FEE     REIMBURSEMENTS
        ------------      ---------      ------------     --------------
          $17,491         $(17,491)          $0             $(43,436)

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, serves as co-administrator of the Portfolio. PFPC Inc. ("PFPC"), an indirect subsidiary of PNC Financial Services Group, Inc., also serves as the Portfolio's co-administrator. For its administrative services, CSAMSI currently receives a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets. For the year ended December 31, 2000, administrative services fees earned by CSAMSI were $3,498.

   For its administrative services through July 31, 2000, PFPC received a fee, exclusive of out-of-pocket expenses, from the Portfolio calculated at an annual rate of .05% of the Portfolio's average daily net assets.

   Effective August 1, 2000, for its administrative services, PFPC receives a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

          AVERAGE DAILY NET ASSETS                ANNUAL RATE
          ------------------------         --------------------------------
          First $150  million              .07% of average daily net assets
          Next $150  million               .06% of average daily net assets
          Over $300  million               .05% of average daily net assets

   For the year ended December 31, 2000, administrative services fees earned and voluntarily waived by PFPC (including out-of-pocket expenses) were as follows:

                                                        NET
          CO-ADMINISTRATION FEE    WAIVER      CO-ADMINISTRATION FEE
          ---------------------    ------      ---------------------
                $6,634            $(1,969)            $4,665

WARBURG PINCUS TRUST II
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 2000
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

   Provident Distributors, Inc. served as distributor of the Portfolio's shares until July 31, 2000 without compensation. Effective August 1, 2000, CSAMSI became distributor to the Trust without compensation.

3. LINE OF CREDIT

   The Portfolio together with other Funds advised by CSAM, have established a $350 million committed and a $75 million uncommitted, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, AG as administrative agent, State Street Bank and Trust Company as operations agents, Bank of Nova Scotia as syndication agent as well as certain other lenders, for temporary or emergency purposes primarily relating to unanticipated portfolio share redemptions. Under the terms of the Credit Facility, the Funds with access to the Credit Facility pay an aggregate commitment fee at a rate of .075% per annum on the entire amount of the Credit Facility which is allocated among the participating Funds in such manner as is determined by the governing Boards of the various Funds. In addition, the participating Funds will pay interest on borrowing at the Federal Funds rate plus .50%. For the year ended December 31, 2000, the Portfolio had no borrowings under the Credit Facility.

4. INVESTMENTS IN SECURITIES

   For the year ended December 31, 2000, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                     U.S. GOVERNMENT AND
             INVESTMENT SECURITIES                   AGENCY OBLIGATIONS
           ------------------------              --------------------------
           PURCHASES          SALES               PURCHASES         SALES
           ---------        --------             ----------      ----------
               $0           $350,819             $1,095,084      $3,422,909

   At December 31, 2000, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

                   UNREALIZED       UNREALIZED            NET UNREALIZED
                  APPRECIATION     DEPRECIATION    APPRECIATION (DEPRECIATION)
                  ------------     ------------    ---------------------------
                    $15,805          $(9,778)                $6,027

5. CAPITAL SHARE TRANSACTIONS

The Portfolio is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value of $.001 per share. Transactions in shares of the Portfolio were as follows:

                                          FOR THE YEAR ENDED DECEMBER 31,
                                          -------------------------------
                                                  2000      1999
                                               --------   --------
Shares sold                                      22,566    618,562
Shares issued to shareholders on
  reinvestment of dividends                      18,807     15,810
Shares redeemed                                (335,056)  (452,618)
                                               --------   --------
Net increase (decrease) in shares outstanding  (293,683)   181,754
                                               ========    =======

6. CAPITAL LOSS CARRYOVER

   At December 31, 2000, capital loss carryover available to offset possible future capital gains of the Portfolio were as follows:


               CAPITAL LOSS CARRYOVER EXPIRES IN
               ---------------------------------          TOTAL CAPITAL
                2007                2008                 LOSS CARRYOVER
               -------            -------                --------------
               $44,112            $11,150                    $55,262

WARBURG PINCUS TRUST II
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of WARBURG PINCUS TRUST II:


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects the financial position of the Fixed Income Portfolio (the "Fund"), a portfolio of the Warburg Pincus Trust II at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP


Two Commerce Square
2001 Market Street
Philadelphia, Pennsylvania
February 9, 2001
                                       11

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                                [GRAPHIC OMITTED]

                              WARBURG PINCUS FUNDS
                     PART OF CREDIT SUISSE ASSET MANAGEMENT


                      P.O. BOX 9030, BOSTON, MA 02205-9030
                      800-222-8977 (BULLET) WWW.WARBURG.COM

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TRBDF-2-1200